SUMMARY PROSPECTUS	October 7, 2016

Horizon Dynamic Dividend Fund
Institutional Class: HIDDX
Investor Class: HNDDX
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Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information (“SAI”) dated October 7, 2016 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.horizonmutualfunds.com.  You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective.  The investment objective of the Horizon Dynamic Dividend Fund (the “Dynamic Dividend Fund”) is capital appreciation and current income.

Fees and Expenses of the Dynamic Dividend Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Dynamic Dividend Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee (as a % of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses (1)	0.36%	0.36%
Total Annual Fund Operating Expenses	1.36%	1.11%
Fee Waiver and/or Expense Reimbursements(2)	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements(2)	1.24%	0.99%
(1)	“Other Expenses” are estimated for the current fiscal year.
(2)	The Dynamic Dividend Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its advisory fees and/or reimburse expenses of the Dynamic Dividend Fund, at least until December 31, 2019, so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), payments, if any, under a Rule 12b-1 Distribution Plan, taxes and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Investor Class and Institutional Class Shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. Only the Dynamic Dividend Fund’s Board of Trustees may elect to terminate the advisory fee waiver agreement prior to its expiration.

Example.  This Example is intended to help you compare the cost of investing in the Dynamic Dividend Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dynamic Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Dynamic Dividend Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$126	$393
Institutional Class	$101	$315

Portfolio Turnover.  The Dynamic Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Dynamic Dividend Fund’s performance. No portfolio turnover rate is provided for the Dynamic Dividend Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies of the Dynamic Dividend Fund
The Dynamic Dividend Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Dynamic Dividend Fund’s investment objective by investing primarily in the equity securities of U.S. and foreign dividend paying companies. Equity securities include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”).

The Dynamic Dividend Fund employs a fundamental bottom-up process to identify companies that the Manager believes have one or more of the following characteristics:

•	Dividend-paying;
•	Favorable long-term fundamental characteristics;
•	Priced below what Horizon believes to be the Company’s intrinsic value;
•	Projected ability to grow intrinsic value per share over the long-term.

The intrinsic value of a security is the value that Horizon believes an informed buyer would pay for the security.  Horizon’s calculation of a company’s intrinsic value may consider the company's growth prospects, historic and projected return on capital, tangible and intangible asset values or projections of the company's future cash flows and may also compare the current market valuation of the company to its own historical valuation or to the current market valuation of other similar companies.

The Dynamic Dividend Fund may invest in companies of any size capitalization, although it expects to generally invest in large capitalization companies.  The Fund considers a large market capitalization company to be a company with a market capitalization greater than $10 billion at the time of purchase.

The Dynamic Dividend Fund will typically sell portfolio securities to seek to secure gains or limit potential losses, when Horizon believes that other more favorable opportunities exist or when Horizon otherwise believes it is in the best interest of the Dynamic Dividend Fund.

Under normal circumstances, the Dynamic Dividend Fund will invest not less than 80% of the value of its net assets in “dividend paying securities”, which the Adviser defines as equity securities (i) that have paid a dividend in the prior 12 calendar months or (ii) that the Adviser believes are reasonably likely to pay a dividend in the 12 calendar months following the Dynamic Dividend Fund's acquisition of the security.

Principal Risks of the Dynamic Dividend Fund
Many factors affect the Dynamic Dividend Fund’s performance. The Dynamic Dividend Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Dynamic Dividend Fund invests.  The Dynamic Dividend Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Equity Securities Risk.  Equity securities have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Defined Risk Fund from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

Large Capitalization Company Risk.    Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Management Risk.  The ability of the Dynamic Dividend Fund to meet its investment objective is directly related to the allocation of the Dynamic Dividend Fund’s assets.  Horizon may allocate the Dynamic Dividend Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Dynamic Dividend Fund’s value may be adversely affected.

Market Risk.  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Dynamic Dividend Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

New Fund Risk.   The Dynamic Dividend Fund is new with no operating history and there can be no assurance that the Dynamic Dividend Fund will grow to or maintain an economically viable size.

Real Estate Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Smaller and Medium Capitalization Company Risk.  Investments in small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Risk.  Horizon follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Dynamic Dividend Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Performance
Performance information for the Dynamic Dividend Fund is not included because the Dynamic Dividend Fund had not commenced operations prior to the date of this Prospectus.  Performance information will be available in the Prospectus once the Dynamic Dividend Fund has at least one calendar year of performance.  Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Investment Adviser.  Horizon Investments, LLC.

Portfolio Manager.  Ronald Saba, CFA, Senior Managing Director of Investment Management of Horizon, is responsible for the day-to-day management of the Dynamic Dividend Fund as the Portfolio Manager.  Mr. Saba has been the Portfolio Manager of the Dynamic Dividend Fund since its inception in 2016.

Purchase and Sale of Fund Shares.  You may purchase and redeem shares of the Dynamic Dividend Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932.  You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250.  The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares.

Tax Information.  The Dynamic Dividend Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Dynamic Dividend Fund through a broker-dealer or other financial intermediary (such as a bank), the Dynamic Dividend Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Dynamic Dividend Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.